                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

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                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         CALIFORNIA WATER SERVICE GROUP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

              CALIFORNIA WATER SERVICE GROUP
              CALIFORNIA WATER SERVICE COMPANY, CWS UTILITY SERVICES

              1720 NORTH FIRST STREET - SAN JOSE, CA 95112-4598 - (408) 367-8200

    CALIFORNIA WATER LOGO

March 18, 1999

DEAR FELLOW SHAREHOLDER:

You are cordially invited to attend our Annual Meeting of Shareholders at 10:00 A.M. on Wednesday, April 21, 1999, at the executive offices of California Water Service Group, 1720 North First Street, San Jose, California. At the Annual Meeting, we will review our 1998 performance and answer your questions.

With this letter, we are including the notice for the Annual Meeting, the proxy statement, the proxy card and the 1998 annual report. This year we have made arrangements for you to vote over the Internet or by telephone, as well as by the traditional proxy card. See the proxy card for instructions on these new methods of voting.

This year we've again taken the opportunity to write the proxy statement in jargon-free "plain English." We hope you find its simplified format helpful and we welcome your comments.

When you thumb through this proxy statement, you may want to keep a couple of things in mind. First, you will be deciding who will serve as the Group's directors until the next Annual Meeting. The directors also will serve on the boards of the Group's two subsidiaries, California Water Service Company and CWS Utility Services.

Second, you will be deciding on a proposal to change our state of incorporation from California to Delaware. The questions and answers on the following pages provide information on the proposal and what it means to you as a shareholder. THE BOARD OF DIRECTORS AND MANAGEMENT BELIEVE THAT REINCORPORATING AS A DELAWARE CORPORATION IS IN THE BEST INTEREST OF THE GROUP AND YOU, ITS SHAREHOLDERS. THEY RECOMMEND APPROVAL OF THE PROPOSAL AND URGE EACH OF YOU TO VOTE FOR THE PROPOSAL.

Whether or not you plan on attending the annual meeting on April 21, I hope you will vote as soon as possible. Your vote is important.

Thank you for your ongoing support of and continued interest in California Water Service Group.

                                          Sincerely,

                                          Robert W. Foy
                                          Chairman of the Board

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                            -  1

CALIFORNIA WATER SERVICE GROUP

NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
APRIL 21, 1999

The Annual Meeting of Shareholders of California Water Service Group (the "Group"), a California corporation, will be held at 10:00 A.M. on Wednesday, April 21, 1999, at the Group's executive offices at 1720 North First Street, San Jose, California, for the following purposes:

1. To elect nine directors to serve until the 2000 Annual Meeting;

2. To vote on a proposal to reincorporate Group in Delaware;

3. To ratify the selection of KPMG LLP, as independent auditors; and

4. To transact any other business properly coming before the Annual Meeting.

Shareholders owning Group shares at the close of business on Wednesday, February 24, 1999 are entitled to attend and vote at the meeting.

PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. YOU MAY SUBMIT YOUR PROXY (1) OVER THE INTERNET, (2) BY TELEPHONE, OR (3) BY MAIL. FOR SPECIFIC INSTRUCTIONS, PLEASE REFER TO THE QUESTIONS AND ANSWERS ON PAGE 6 OF THIS PROXY STATEMENT AND THE INSTRUCTIONS ON THE PROXY CARD.

                                      BY THE ORDER OF THE BOARD OF DIRECTORS

                                      Paul G. Ekstrom
                                      Corporate Secretary

San Jose, California
March 18, 1999

 2
- CALIFORNIA WATER SERVICE GROUP

TABLE OF CONTENTS

Questions and Answers                                           4
Proposals to be Voted Upon                                      9
Nominees for Directors                                         10
Board Committees                                               12
Compensation of Non-Employee Directors                         13
Beneficial Ownership of Directors                              14
Performance Graph                                              15
Compensation of Executive Officers                             16
Report of the Compensation Committee of California Water
  Service Group                                                18
Largest Principal Shareholders and Security Ownership of
  Management                                                   20
Proposal 2 -- Reincorporation in Delaware                      21
Further Discussion of Reincorporation                          25
Other Information                                              36
Exhibit A: Certificate of Incorporation
Exhibit B: Bylaws
Exhibit C: Merger Agreement

For directions to the Annual Meeting,
please refer to the map on the inside back cover.

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                            -  3

QUESTIONS AND ANSWERS

WHAT AM I VOTING ON?

-   Election of nine directors to serve until the 2000 Annual Meeting;
- To change the state of incorporation of California Water Service Group ("Group") from California to Delaware; and
- Ratification of the Board's selection of KPMG LLP, as the Group's independent auditors for 1999

Those elected to serve as the Group's directors also will serve as the directors of California Water Service Company and CWS Utility Services, the Group's two operating subsidiaries.

WHO MAY ATTEND THE ANNUAL MEETING?

All Group shareholders may attend.

WHO IS ENTITLED TO VOTE?

Shareholders of record at the close of business on February 24, 1999 (the "Record Date"), or those with a valid proxy from a brokerage firm or another similar organization which held the shares on the Record Date.

HOW MANY VOTES DO I GET?

Each share of Common Stock is entitled to one vote. Each share of Preferred Stock is entitled to 16 votes. As described below, if there is cumulative voting for the election of directors, you will be entitled to cast a proportionately greater number of votes.

HOW ARE THE DIRECTORS ELECTED?

The nine nominees receiving the highest number of votes are elected to the Board. Common and preferred shares vote together on directors.

WHO ARE THE BOARD NOMINEES?

The nominees are Robert W. Foy, Edward D. Harris, Jr., M.D., Robert K. Jaedicke, Richard P. Magnuson, Linda R. Meier, Peter C. Nelson, C. H. Stump, George A. Vera and J. W. Weinhardt. All the nominees are current Board members. See page 9 for biographical information, including the nominees' current directorships in other publicly held companies.

HOW CAN VOTES BE CUMULATED?

Shareholders or persons holding a valid proxy may cumulate their votes for the election of directors in certain circumstances. When cumulative voting applies, shareholders may give one candidate nine votes for each Common Share owned (that is, instead of casting one vote for each of the nine candidates, they may cast all nine votes for a single candidate) or they may distribute their votes on the same principle among as many candidates as they desire. Because

 4
- CALIFORNIA WATER SERVICE GROUP
each Group Preferred Share is entitled to 16 votes, Group Preferred shareholders may cumulate 144 votes (16 x 9) for each share owned.

However, shareholders or persons holding valid proxies may not cumulate votes unless their candidates are nominated prior to the voting. In addition, at least one shareholder must give notice of his or her intention to cumulate the votes prior to the voting at the Annual Meeting. If any shareholder gives notice, all shareholders may cumulate their votes for the candidates. The Board is soliciting discretionary authority to cumulate votes if cumulative voting rights are invoked.

WHAT IS THE SIGNIFICANCE OF THE PROPOSAL TO REINCORPORATE IN DELAWARE?

We have provided a separate set of Questions and Answers and additional information about reincorporation in Delaware, beginning at Page 20 below under the heading "Proposal 2 -- Reincorporation in Delaware."

HOW DO I VOTE?

     YOU MAY VOTE BY MAIL.

You do this by signing the proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

If you return a signed card but do not provide voting instructions, your shares will be voted:

-   for the nine named director nominees
-   for the proposal to reincorporate to Delaware

     YOU MAY VOTE BY TELEPHONE.

You do this by following the "Vote by Telephone" instructions on the proxy card. If you vote by telephone, you do not have to mail in your proxy card. Some stockholders may not be able to vote by telephone.

     YOU MAY VOTE ON THE INTERNET.

You do this by following the "Vote by Internet" instructions on the proxy card. If you vote on the Internet, you do not have to mail in your proxy card. Some stockholders may not be able to vote on the Internet.

     YOU MAY VOTE IN PERSON AT THE MEETING.

We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                            -  5

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

You may revoke your proxy any time before the polls close at the meeting. You may do this by:

-   signing another proxy with a later date,
- voting by telephone or on the Internet (your latest telephone or Internet proxy is counted), or
-   voting again at the meeting.

WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY?

If you (or the person holding your proxy) attend the Annual Meeting and abstain from voting on any proposal, this abstention will have the same effect as a vote against the proposal.

WHAT HAPPENS IF MY SHARES ARE HELD UNDER THE NAME OF A BROKERAGE FIRM?

If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares.

Brokerage firms have authority under New York Stock Exchange rules to vote customer's unvoted shares on certain "routine" matters, including election of directors but not the reincorporation.

If you do not vote your proxy, your brokerage firm may either:

-   vote your shares on routine matters, or
-   leave your shares unvoted.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the meeting.

You may have granted to your stockbroker discretionary voting authority over your account.

Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your stockbroker.

WHO WILL COUNT THE VOTE?

Representatives of Boston EquiServe, our transfer agent, will serve as the inspector of elections and count the votes.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

WHAT CONSTITUTES A QUORUM?

At the Record Date, there were approximately 11,000 shareholders of record. There were 12,619,140 shares of our Common Stock outstanding and entitled to vote at the Annual

 6
- CALIFORNIA WATER SERVICE GROUP

Meeting and 139,000 shares of our Preferred Stock outstanding and entitled to vote at the Annual Meeting.

A majority of the outstanding shares -- present at the Annual Meeting or represented by persons holding valid shareholder proxies -- constitutes a quorum for the Annual Meeting. If you submit a valid proxy card, you will be considered part of the quorum.

Without a quorum, no business may be transacted at the Annual Meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time and place.

WHAT PERCENTAGE OF STOCK DO THE DIRECTORS AND OFFICERS OWN?

Together, they own less than one percent of our Common and Preferred Stock as of the Record Date. However, Director Weinhardt is chairman of the board and chief executive officer of SJW Corp., which owns 8.7% of our Common Stock. See pages 13 and 20 for more details.

WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?

On January 1, 1999, the largest principal shareholders were:

- SJW Corp. (1,099,952 shares of Common Stock, representing 8.7% of our Common Stock);
- Employees Savings Plan of California Water Service Company, a company-sponsored 401(k) plan (637,131 shares of Common Stock, representing 5% of our Common Stock); and
- First Colony Life Insurance (36,610 shares of Series C Preferred Stock, representing 26.3% of our Preferred Stock).

See page 20 for more details.

WHEN ARE THE 1999 SHAREHOLDER PROPOSALS DUE?

We will consider proposals submitted by shareholders for inclusion in the proxy statement for the 2000 annual meeting if certain conditions are satisfied. Under our bylaws, the deadline for submitting proposals to be considered at the annual shareholder meeting is 150 days before the anniversary of the previous year's meeting. Next year's deadline is November 23, 1999. To be included in the company proxy statement, a proposal and any supporting statement must be submitted by the deadline and may not exceed 500 words. Please submit any proposal, in writing, to Paul G. Ekstrom, Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, CA 95112-4598.

If we do not include a shareholder proposal in our proxy statement next year because it is not submitted by November 23, 1999 but the proposal is nevertheless on the agenda for the meeting, we may exercise the discretionary voting authority conferred on us by the proxies we solicit from shareholders to vote for or against the proposal.

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                            -  7

HOW CAN A SHAREHOLDER PROPOSE A NOMINEE FOR THE BOARD?

Each year, our Board of Directors nominates candidates for election to the Board. Shareholders may also nominate one or more candidates for director. Under the bylaws, the deadline for nominations from shareholders is 150 days before the anniversary date of the previous year's meeting. For the annual meeting in 2000, the deadline is November 23, 1999. A nomination must include the nominee's name, age, employment and business affiliations for the past five years, directorships in other public companies, share ownership and information about bankruptcies and criminal convictions, as well as the nominee's consent. Nominations are to be submitted to the Corporate Secretary at the above address. The requirements are set out in full in the bylaws. If a nomination does not meet those requirements, the inspector of elections can disregard the nomination. The Board of Directors may consider nominations or recommendations not complying with these requirements but is under no obligation to do so.

 8
- CALIFORNIA WATER SERVICE GROUP

PROPOSALS TO BE VOTED ON

1.  ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

The nine directors of the Group are elected annually. All 1999 nominees are current directors. The Board recommends a vote FOR these directors. The term of office for directors elected at the 1999 Annual Meeting will expire upon the election of the new directors at the 2000 Annual Meeting. (See page 10 and 11 for biographical information on the Board nominees and page 13 for the number of shares of our Common Stock and Preferred Stock beneficially owned by the nominees.)

2.  REINCORPORATION AS A DELAWARE CORPORATION

(Item 2 on Proxy Card)

Shareholders will vote on a proposal to reincorporate Group as a Delaware corporation. The Board recommends a vote FOR this proposal. For questions and answers and other information on this proposal, see pages 19 - 32, "Proposal 2 -- Reincorporation in Delaware."

3.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Item 3 on Proxy Card)

Shareholders will vote on the ratification of KPMG LLP, certified public accountants, to audit our books, records and accounts for the year ending December 31, 1999. KPMG has acted as independent auditors for California Water Service Company and Group since 1939. Following the recommendation of the Audit Committee, the Board recommends a vote FOR the adoption of this proposal. Representatives of KPMG LLP, will be present at the meeting to answer questions. If the shareholders do not ratify this appointment, the Board will reconsider the selection of the auditors.

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                            -  9

NOMINEES FOR DIRECTORS(1)

    PHOTOGRAPH             PHOTOGRAPH                     PHOTOGRAPH               PHOTOGRAPH                PHOTOGRAPH
   Robert W. Foy        Edward D. Harris, Jr., M.D.    Robert K. Jaedicke      Richard P. Magnuson         Linda R. Meier

ROBERT W. FOY(2)                                        Director since 1977

Mr. Foy, age 62, is chairman of the board of California Water Service Group and its two subsidiaries. He was formerly president and chief executive officer of Pacific Storage Company, a diversified transportation and warehousing Group serving Stockton, Modesto, Sacramento, San Jose, Vallejo and Marysville. He has served as chairman of California Water Service Group since January 1, 1996.

EDWARD D. HARRIS, JR., M.D.(2),(3)                      Director since 1993

Dr. Harris, age 61, is the George DeForest Barnett professor of medicine at Stanford University Medical Center, where he is the director of the Center for Musculoskeletal Diseases and the medical director of the International Medicine Service. He is a director of the Genentech Research and Educational Foundation. He also is the executive secretary of the Alpha Omega Alpha, the National Honor Medical Society.

ROBERT K. JAEDICKE(3),(4)                               Director since 1974

Professor Jaedicke, age 70, is professor emeritus of accounting and former dean at the Stanford University Graduate School of Business. Professor Jaedicke also is a director of Boise Cascade Corporation, Enron Corp., GenCorp., Inc., and State Farm Insurance Companies.

RICHARD P. MAGNUSON(4)                                  Director since 1996

Mr. Magnuson, age 43, is a private venture capitalist. From 1984 to 1996, he was a general partner of Menlo Ventures, a venture capital firm. He also is a director of OrCAD, Inc., Rogue Wave Software, Inc. and several other privately held companies.

LINDA R. MEIER(3),(4)                                   Director since 1994

Ms. Meier, age 58, is a director of Comerica Bank-California, the Peninsula Community Foundation and the National Advisory Board of the Haas Public Service Center. She also is a member of the Board of Trustees of the California Academy of Sciences and the former chair of the Stanford University Hospital Board of Directors (1992-1997) and former trustee of Stanford University (1984-1994).

 10
- CALIFORNIA WATER SERVICE GROUP

                 PHOTOGRAPH                PHOTOGRAPH              PHOTOGRAPH                 PHOTOGRAPH
              Peter C. Nelson             C. H. Stump             George A. Vera            J.W. Weinhardt

PETER C. NELSON(2)                                      Director since 1996

Mr. Nelson, age 51, is president and chief executive officer of California Water Service Group and its two subsidiaries. Before joining California Water Service Group in 1996, he was vice president, division operations (1994-1995) and region vice president (1989-1994) of Pacific Gas & Electric Company.

C. H. STUMP(2),(4)                                      Director since 1976

Mr. Stump, age 73, was California Water Service Company's chairman of the board (1991-1996), president (1981-1991) and chief executive officer (1986-1992).

GEORGE A. VERA(3)                                       Director since 1998

Mr. Vera, age 55, is director of finance and administration of the David and Lucile Packard Foundation. Until 1997, he was an audit partner for Arthur Andersen, LLP.

J. W. WEINHARDT(2),(3)                                  Director since 1994

Mr. Weinhardt, age 67, is chairman of the board and chief executive officer of SJW Corp. and chairman of the board of its subsidiary San Jose Water Company, an investor-owned water utility. He also is a director of SJW Land Company.

(1) No nominee has any family relationship with any other nominee or with any executive officer of the Group. "Director since" date refers to the year the nominee first was elected or appointed to the Board of California Water Service Group or California Water Service Company, as appropriate.
(2) Member of Executive Committee
(3) Member of Audit Committee
(4) Member of Compensation Committee

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                           -  11

BOARD COMMITTEES

This section briefly describes the functions of our committees of the Board.

AUDIT: Reviews the Group's auditing, accounting, financial reporting and internal audit functions. Also recommends the selection of independent auditors to the Board. All members are non-employee directors.

COMPENSATION: Reviews our executive compensation and employee benefit plans and programs, including their establishment, modification and administration. All members are non-employee directors.

EXECUTIVE: Has limited powers to act on behalf of the Board whenever it is not in session. This Committee meets only as needed.

During 1998, there were 12 regular meetings and one special meeting of the Board, one meeting of the Compensation Committee, two meetings of the Audit Committee and no meetings of the Executive Committee. Each of the director-nominees who served on the Board of California Water Service Group in 1998 attended at least 91% of all Board and applicable committee meetings. Collectively, they attended an average of 92% of all of the Board and applicable committee meetings.

 12
- CALIFORNIA WATER SERVICE GROUP

COMPENSATION OF NON-EMPLOYEE DIRECTORS

COMPENSATION. In 1998, Directors Harris, Jaedicke, Magnuson, Meier, Stump, Vera and Weinhardt received an annual retainer of $15,000. Effective January 1, 1999, directors are paid an annual retainer of $16,000. Director Stump is paid an annual consulting fee of $30,000 in addition to his annual retainer. Directors are paid $850 for each Board or committee meeting attended. The committee chairs are paid $1,700 for each committee meeting attended.

DEFERRED COMPENSATION PLAN. Effective January 1, 1998, the Group established a Directors Deferred Compensation Plan, an unfunded deferred compensation program for non-employee directors. After we formed Group as a holding company, this plan succeeded the California Water Service Company Directors Deferred Compensation Plan, which originally became effective in 1988. As under the predecessor plan, participants may defer up to 100% of their annual retainer fees, with a minimum annual contribution of $5,000. Amounts deferred are fully vested, recorded by Group as general liabilities and adjusted as if invested in an investment selected by the participant. We distribute funds from this plan at the earlier of (1) the time selected by the participant, or (2) when the participant ceases to be a director (unless the participant becomes an employee, in which case we make a distribution when employment terminates). Distributions also are available upon a showing of hardship. Amounts remaining undistributed at death are distributed to a designated beneficiary or beneficiaries. We are under no obligation to make any investment or otherwise fund the plan. Participants are general, unsecured creditors of the Group.

RETIREMENT PLAN. Effective January 1, 1998, we established a directors' retirement plan to succeed the retirement plan of California Water Service Company. This plan operates in the same manner as the prior plan. Any director who retires after serving on the Board for a total of five or more years (including service on the California Water Service Company Board before January 1, 1998) will receive a benefit equal to the annual retainer paid to our non-employee directors at the time of the director's retirement. We will pay this benefit annually for the number of years the director served on the Board, up to a maximum of 10 years.

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                           -  13

BENEFICIAL OWNERSHIP OF DIRECTORS

(Directors' Common and Preferred Stock Ownership as of February 15, 1999.)
--------------------------------------------------------------------------------

               NAME                       SHARES OWNED          PERCENT OF CLASS(1)
----------------------------------
 Robert W. Foy                                5,381                Less than 1%
 Director and Officer
----------------------------------
 Edward D. Harris, Jr., M.D.                  1,001                Less than 1%
 Director
----------------------------------
 Robert K. Jaedicke                           2,076                Less than 1%
 Director
----------------------------------
 Richard P. Magnuson                          2,000                Less than 1%
 Director
----------------------------------
 Linda R. Meier                               3,000                Less than 1%
 Director
----------------------------------
 Peter C. Nelson                              3,529                Less than 1%
 Director and Officer
----------------------------------
 C. H. Stump                                 14,739              Both less than 1%
 Director
                                                400(2)

----------------------------------
 George A. Vera                                 111                Less than 1%
 Director
----------------------------------
 J. W. Weinhardt                                  0(3)            Not applicable
 Director
----------------------------------
 All directors and executive                 59,195(4)           Both less than 1%
 officers
 as a group
                                                400(2)

----------------------------------

(1) Except for Mr. Stump (see note 2), no nominee or officer owns any shares of Preferred Stock. Directors Foy, Harris, Jaedicke, Magnuson, Meier, Nelson, Stump and Vera have sole voting and investment power over their shares (or share such powers with their spouses).
(2) Series C Preferred Stock.
(3) Does not include 1,099,952 shares (representing 8.7% of the Common Stock) beneficially owned by SJW Corp., of which Mr. Weinhardt is chairman of the board and chief executive officer. Mr. Weinhardt disclaims beneficial ownership of all the shares owned by SJW Corp.
(4) Common Stock includes 22,934 shares held in the California Water Service Company Savings Plan (the "Employees Savings Plan") for the benefit of executive officers who are not directors and 4,424 other shares owned beneficially by executive officers.

 14
- CALIFORNIA WATER SERVICE GROUP

PERFORMANCE GRAPH

The graph below shows a five-year comparison of cumulative total returns from an initial $100 investment in California Water Service Group, the S&P 500 Index and the Edward Jones Water Utility Average.

                                                                                        EDWARD JONES WATER UTILITY
                  CALIFORNIA WATER SERVICE GROUP           S&P 500 INDEX                         AVERAGE
                  ------------------------------           -------------                --------------------------
1993                          100                              100.00                             100.00
1994                           85                              101.00                              93.00
1995                           92                              139.00                             118.00
1996                          126                              171.00                             141.00
1997                          185                              228.00                             193.00
1998                          205                              294.00                             244.00

Past stock performance is not necessarily indicative of future performance.

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                           -  15

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE. The following table discloses the compensation of the president and chief executive officer and our four other most highly paid executive officers of the Company for the three years ended December 31, 1998.

------------------------------------------------------------------------------------

                                                                   ALL OTHER
     NAME AND PRINCIPAL POSITION         YEAR      SALARY(1)      COMPENSATION
------------------------------------------------------------------------------------
  Peter C. Nelson                        1998       $359,384        $16,386(2)
  President and Chief Executive
     Officer                             1997        316,214         14,086
                                         1996        252,787         12,486
------------------------------------------------------------------------------------
  Robert W. Foy                          1998        193,745         41,386(3)
  Chairman of the Board                  1997        175,673         38,336
                                         1996        151,154         13,136
------------------------------------------------------------------------------------
  Gerald F. Feeney                       1998        168,649          5,336(4)
  Vice President,                        1997        160,616          5,086
  Chief Financial Officer and
     Treasurer                           1996        149,759          5,086
------------------------------------------------------------------------------------
  Francis S. Ferraro                     1998        160,242          5,336(4)
  Vice President,                        1997        150,579          5,086
  Regulatory Matters                     1996        142,621          5,086
------------------------------------------------------------------------------------
  Raymond H. Taylor                      1998        157,101          5,336(4)
  Vice President,                        1997        147,566          5,086
  Operations                             1996        144,113          5,086
------------------------------------------------------------------------------------

(1) The amounts listed in the column, "Salary," include annual earnings reported on the employee's W-2 form, including amounts deferred under the Employees Savings Plan and compensation associated with the non-business use of a Company automobile except for Mr. Nelson, who does not have a Company automobile.
(2) Figure includes director fees of $11,050, Employees Savings Plan contributions on behalf of Mr. Nelson of $5,000 and annual life insurance premiums of $336. For meetings in 1999, we will pay Director Nelson $850 for each Board meeting attended. He will attend committee meetings without additional compensation.
(3) Figure includes an annual consulting fee of $25,000, director fees of $11,050, Employees Savings Plan contributions on behalf of Mr. Foy of $5,000 and annual life insurance premiums of $336. For meetings in 1999, Mr. Foy will be paid $850 for each Board meeting attended, but will not be paid for attending committee meetings.
(4) Figure includes Employees Savings Plan contributions of $5,000 and life insurance premiums of $336.

 16
- CALIFORNIA WATER SERVICE GROUP

PENSION PLANS. The table(+) that follows shows the estimated annual benefits we must pay upon retirement to our executive officers under the Company's Pension and Supplemental Executive Retirement plans.

------------------------------------------------------------------------------------------------------------------------

        THREE HIGHEST CONSECUTIVE YEARS
             AVERAGE COMPENSATION*                   15 YEARS          20 YEARS          25 YEARS          30 YEARS
------------------------------------------------------------------------------------------------------------------------
                    $125,000                         $ 37,500          $ 50,000          $ 56,250          $ 62,500
------------------------------------------------------------------------------------------------------------------------
                     150,000                          45,000            60,000            67,500            75,000
------------------------------------------------------------------------------------------------------------------------
                     175,000                          52,500            70,000            78,750            87,500
------------------------------------------------------------------------------------------------------------------------
                     200,000                          60,000            80,000            90,000            100,000
------------------------------------------------------------------------------------------------------------------------
                     225,000                          67,500            90,000            101,250           112,500
------------------------------------------------------------------------------------------------------------------------
                     250,000                          75,000            100,000           112,500           125,000
------------------------------------------------------------------------------------------------------------------------
                     275,000                          82,500            110,000           123,750           137,500
------------------------------------------------------------------------------------------------------------------------
                     300,000                          90,000            120,000           135,000           150,000
------------------------------------------------------------------------------------------------------------------------
                     325,000                          97,500            130,000           146,250           162,500
------------------------------------------------------------------------------------------------------------------------
                     350,000                          105,000           140,000           157,500           175,000
------------------------------------------------------------------------------------------------------------------------
                     375,000                          112,500           150,000           168,750           187,500
------------------------------------------------------------------------------------------------------------------------

+ The pension table above shows estimated annual retirement benefits, payable as a straight life annuity, assuming retirement at age 60, using the normal form of benefit under the above plans. The benefits listed are not subject to any deduction for social security or other offset amounts.
* Compensation includes salary plus all other compensation. The number of years of credited service at January 1, 1999 for officers named in the Compensation table is as follows: Mr. Nelson, 13, Mr. Foy, 13, Mr. Feeney, 22, Mr. Ferraro, 9, and Mr. Taylor, 16. Effective January 1, 1999, Mr. Foy and Mr. Nelson received credit for an additional 10 years of service.

SEVERANCE AGREEMENTS. In 1998, we entered into executive severance plan agreements with all officers. These agreements provide officers with severance payments of approximately three times their annual salary if we merge with another company or effect another transaction by which another company acquires control of us and as a result, within 24 months, these officers lose their executive positions. This severance amount would be paid in three equal annual payments, beginning with the month following termination.

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                           -  17

REPORT OF THE COMPENSATION COMMITTEE
OF CALIFORNIA WATER SERVICE GROUP

WHAT IS THIS REPORT?

The Securities and Exchange Commission requires that public companies disclose all procedures and mechanisms that are used to establish officer compensation. This report explains the criteria that the Group used to determine the compensation of its officers in 1998. In this report, "Group" includes its subsidiaries as well.

WHAT ARE THE COMPENSATION COMMITTEE'S RESPONSIBILITIES?

The Committee is responsible for establishing and implementing policies and programs to compensate Group executives. Each November, the Committee reviews and recommends compensation levels for all executive officers for the 12-month period beginning January 1. The Committee submits its recommendations to the entire Board for approval. In 1998, the Board adopted the Committee's recommendations without modification.

WHAT IS OUR COMPENSATION PHILOSOPHY?

The primary objectives of our executive compensation program are:
(1) To attract, retain and motivate talented and experienced executives,
(2) To reward excellent job performance and contributions to future success, and
(3) To provide fair and reasonable compensation.

The Compensation Committee believes that compensating executives on this basis leads to excellent executive performance, which benefits shareholders and ratepayers alike. When making its recommendations, the Committee takes into account that the California Public Utilities Commission (CPUC) reviews the compensation decisions of the Group's officers for reasonableness. Furthermore, as a regulated utility, the Group's financial performance is to a large extent dependent upon CPUC ratemaking decisions and other factors beyond management's control, such as weather. Therefore, the Committee's decisions largely are determined by factors other than the Group's most recent financial performance.

WHO SERVES ON THE COMPENSATION COMMITTEE?

The Compensation Committee consists of directors who are not current employees of the Group. In 1998, the Committee was composed of Ms. Meier, Mr. Jaedicke, Mr. Magnuson and Mr. Stump.

HOW IS EXECUTIVE COMPENSATION DETERMINED?

When examining the annual compensation of individual executives, the Committee considers the officer's duties, performance and contribution to the Group's current and future success. The Committee also considers the officer's experience, tenure, value to the Group, prior salary adjustments and the inflation rate.

 18
- CALIFORNIA WATER SERVICE GROUP

In order to set salaries for the Group's officers at competitive and reasonable levels, the Committee annually reviews the compensation of officers of other major water companies. The Committee factors into its analysis the Group's comparatively low number of officers and its limited methods of compensation.

MR. NELSON'S COMPENSATION. In November 1997, the Committee reviewed the compensation for Peter C. Nelson, president and chief executive officer. The Committee determined Mr. Nelson's 1998 compensation using the same factors that it used to set the compensation of the other Group executives.

WHY DID MR. FOY AND MR. NELSON RECEIVE CREDIT FOR AN ADDITIONAL TEN YEARS OF SERVICE?

Effective January 1, 1999, both Mr. Foy and Mr. Nelson were awarded, for benefit purposes, credit for an additional ten years of service. Mr. Nelson, at the start of his employment, was awarded the right to receive credit for an additional ten years of service, provided he was employed by the Group for a minimum of ten years. In November 1998, the Committee awarded Mr. Nelson the additional ten years of service and eliminated the ten-year minimum employment provision.

DOES THE GROUP HAVE AN EXECUTIVE SEVERANCE PLAN?

Yes. Effective December 16, 1998, the Board of Directors adopted an Executive Severance Plan for the benefit of the officers of Group and its subsidiaries. The Board adopted the plan to provide security for the officers in the event of a change in control of Group. See page 17 for more detailed information of the Plan.

HOW HAVE WE RESPONDED TO IRS LIMITS ON DEDUCTIBILITY OF COMPENSATION?

The Committee has reviewed the Group's compensation structure in light of
Section 162(m) of the Internal Revenue Code, which limits the amount of compensation that the Group may deduct in determining its taxable income for any year to $1,000,000 for any of its five most highly compensated executive officers. In 1998, no executive officer's compensation exceeded the limitation set by Section 162(m).

                                          Compensation Committee
                                          Linda R. Meier, Committee Chair
                                          Robert K. Jaedicke
                                          Richard P. Magnuson
                                          C. H. Stump

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                           -  19

LARGEST PRINCIPAL SHAREHOLDERS

The following table shows the beneficial owners of more than five percent of any class of the Group's voting securities on January 1, 1999:

---------------------------------------------------------------------------------------
       CLASS               BENEFICIAL OWNER       NUMBER OF SHARES    PERCENT OF CLASS
---------------------------------------------------------------------------------------
  Common              SJW Corp.(1)                   1,099,952              8.7%
                      374 W. Santa Clara Street
                      San Jose, CA 95196
---------------------------------------------------------------------------------------
  Common              California Water Service         637,131                5%
                      Company Savings Plan
                      (a 401(k) plan)
                      1720 N. First Street
                      San Jose, CA 95112
---------------------------------------------------------------------------------------
  Series C Preferred  First Colony Life                 36,610             26.3%
                      Insurance Group(2)
                      700 Main Street
                      Lynchburg, VA 24504
---------------------------------------------------------------------------------------

(1) SJW Corp. has sole voting and investment power over these shares. Director Weinhardt is chairman of the board and chief executive officer of SJW Corp. Mr. Weinhardt disclaims beneficial ownership of all the shares owned by SJW Corp.
(2) First Colony Life Insurance Group has sole voting and investment power over these shares.

SECURITY OWNERSHIP OF MANAGEMENT

The following table shows the beneficial ownership of shares of our equity securities by Messrs. Feeney, Ferraro and Taylor on January 1, 1999. For information on employee directors and total director beneficial ownership of Group shares, refer to the table entitled "Beneficial Ownership of Directors" on page 14.

--------------------------------------------------------------------------------------
          NAME(1)                    SHARES OWNED              PERCENT OF CLASS(2)
--------------------------------------------------------------------------------------
        Gerald F. Feeney               8,309(3)                   Less than 1%
--------------------------------------------------------------------------------------
        Francis S. Ferraro              769(4)                    Less than 1%
--------------------------------------------------------------------------------------
        Raymond H. Taylor              3,135(4)                   Less than 1%
--------------------------------------------------------------------------------------

(1) Messrs. Feeney, Ferraro and Taylor have sole voting and investment power over their shares (or share such powers with their spouses).
(2) All are Common Stock.
(3) Includes 4,032 shares held in the Employees Savings Plan.
(4) All shares held in the Employees Savings Plan.

 20
- CALIFORNIA WATER SERVICE GROUP

PROPOSAL NO. 2 -- REINCORPORATION IN DELAWARE

QUESTIONS AND ANSWERS ABOUT REINCORPORATION

WHO IS MAKING THE REINCORPORATION PROPOSAL?

Our Board of Directors has approved reincorporation as a Delaware corporation and has made this proposal to seek the approval of the shareholders.

WHAT IS A REINCORPORATION?

Reincorporation is a process by which a corporation becomes subject to new articles of incorporation filed in a different state. Doing so causes a corporation to become subject to the new state's laws on corporate governance and related matters and to the provisions of the new articles of incorporation.

HOW IS A REINCORPORATION ACCOMPLISHED?

To accomplish the reincorporation, the Group will incorporate a new subsidiary under Delaware law. The Group will then merge with the new subsidiary. The subsidiary, to be named California Water Service Group, Inc., will be the surviving corporation. For convenience, in this Proxy Statement we sometimes refer to it as the new Group or "Cal Water-Delaware."

The new Group's proposed certificate of incorporation and bylaws are included as Exhibits A and B of this Proxy Statement. The proposed Merger Agreement is included as Exhibit C. Please read them in full rather than relying on any summary or description of their terms.

WILL REINCORPORATION CHANGE THE GROUP'S BUSINESS?

Cal Water-Delaware will carry on our business as before, with all of the same directors, officers, employees and properties. We will not be moving any employees or operations to Delaware.

WHAT APPROVALS ARE REQUIRED TO COMPLETE THE REINCORPORATION?

Under California law, we may complete the reincorporation only if holders of a majority of the common stock vote and holders of a majority of the preferred stock vote in favor. In other words, a majority of each class voting separately must approve. Your approval of the reincorporation will also constitute your approval of:

-   the certificate of incorporation and the bylaws of Cal Water-Delaware;
-   the Merger Agreement between the Group and Cal Water-Delaware; and
- Cal Water-Delaware's assumption of the Group's benefit plans, dividend reinvestment plans and shareholder rights plan.

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                           -  21

WILL THE REINCORPORATION HAVE ANY TAX OR ACCOUNTING EFFECT?

No. Cal Water-Delaware will inherit the Group's tax and financial history and attributes. We believe you will not recognize any gain or loss on your shares because of the reincorporation.

WILL REINCORPORATION AFFECT MY STOCK IN THE GROUP?

You will receive one share of common stock or preferred stock of Cal Water-Delaware in exchange for each existing share of common stock or preferred stock. However, you need not exchange your certificate(s) at any particular time. We will record the change on our records and will contact you if exchanging certificates becomes required for any reason. You do not have appraisal rights, or the right to receive cash instead of stock, if you oppose the reincorporation.

The symbol for our common stock will remain "CWT." It will continue to be listed on the New York Stock Exchange. The Series C Preferred Stock will continue to be thinly traded in the over-the-counter market under the symbol "CWSGP." We expect no interruption in trading.

We cannot predict whether the stock price for our common stock will increase, remain the same or decrease if and when the reincorporation is completed. We do not expect the reincorporation to have any direct effect on the market price of our stock.

WHAT ARE THE REASONS FOR REINCORPORATING IN DELAWARE?

The Board of Directors considered many factors in deciding to recommend the reincorporation. Its principal reasons were:

-   Delaware has a modern and flexible corporation law.
- Delaware's legislature is responsive to business needs and often adopts amendments to the law to address newly perceived problems promptly.
- Delaware has courts devoted exclusively to corporate law issues. As a result, the corporate legal system tends to be more efficient and predictable than other states.
- More large corporations are incorporated in Delaware than in any other state, and Delaware has the most extensive case law on corporate issues. This body of case law provides corporations, their boards of directors and advisers greater certainty about the application of law to particular facts and circumstances (e.g., enforceability of a shareholder rights plan and the obligations of directors in responding to an acquisition proposal). We would like to have the benefit of this greater certainty.
- Delaware law on elimination of director liability and indemnification of corporate agents provides more assurance for persons acting in these roles than does the law of other states. As a result, qualified persons may be more willing to serve in those roles for a Delaware corporation than for a corporation incorporated in California or another state.

We believe that the factors listed above will improve the Board's ability to manage the Group for your benefit.

 22
- CALIFORNIA WATER SERVICE GROUP

WILL MY RIGHTS AS A SHAREHOLDER CHANGE?

California corporate law and Delaware corporate law on the rights of shareholders are similar in many respects but have some differences. In addition, the proposed certificate of incorporation of the new Group varies in certain respects from the existing articles of incorporation. See the questions and answers below for a discussion of some of the differences. The changes in your rights are described in more detail in the sections below entitled "Comparison of Existing and Proposed Articles and Bylaws" and "Significant Differences between the Corporation Laws of California and Delaware."

HOW DOES THE PROPOSED CERTIFICATE OF INCORPORATION OF THE NEW GROUP DIFFER FROM THE EXISTING ARTICLES OF INCORPORATION?

The primary difference is that, under the existing articles (and California law), a majority of the shareholders may take shareholder action (such as removing directors) by written consent without a shareholder meeting. After the reincorporation, the stockholders would be able to act only at a stockholder meeting and not by written consent without a meeting. In other respects, the existing and proposed articles are substantially similar.

HOW DOES DELAWARE CORPORATE LAW DIFFER FROM CALIFORNIA CORPORATE LAW?

Generally, Delaware law places more authority in the hands of the directors and provides directors greater protection from liability. Some of the specific differences are:

- Both California and Delaware law allow a corporation to eliminate directors' personal liability for actions they take in their role as directors, but the ability to do so under Delaware law is broader.
- Both California and Delaware law allow a corporation to indemnify its directors, officers and other corporate agents if they are sued or incur liability in the course of performing their duties for the corporation. To "indemnify" means to reimburse for personal liability and personal expenses, or to advance funds for expenses as incurred. Each state also restricts or prohibits indemnification of these persons in certain circumstances. If a director or officer displays a "reckless disregard" for duty or an "unexcused pattern of inattention to duty," California expressly prohibits indemnification. Delaware does not have an express prohibition in such cases and might permit indemnification.
- Delaware has a provision that prohibits a merger or similar transaction with a person or entity that controls 15% or more of a company's stock unless certain conditions are met. One of the conditions is that the Board of Directors and holders of two-thirds of the shares held by other shareholders approve the transaction. California has no comparable law.
- California law may prevent a merger between a corporation and a person or entity that owns a majority of the common stock unless you as a shareholder receive common stock, and not cash or other securities, in the merger.
- Both California and Delaware permit shareholders to inspect the corporation's shareholder list for appropriate purposes under certain circumstances. Inspection rights under California

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                           -  23
    law are broader: a 5% shareholder can inspect the list for any purpose and not just for an approved purpose.
- Both California and Delaware require a corporation to meet certain financial tests before paying cash dividends or making other distributions to shareholders. The test in Delaware is less stringent than in California. This does not mean that our dividend policy will change.

For a more complete discussion of this topic, see the section below entitled "Significant Differences between the Corporation Laws of California and Delaware."

WILL THE REINCORPORATION DETER TAKEOVER OFFERS FOR THE GROUP?

Some provisions of Delaware law or the proposed certificate of incorporation may deter another person or entity from making a hostile acquisition proposal for part or all of the Group, because they make it harder for the acquirer to acquire control without our cooperation. We believe that these provisions are in your best interests. However, they may also discourage a third party from proposing a transaction you would approve if given the opportunity to vote on it.

 24
- CALIFORNIA WATER SERVICE GROUP

FURTHER DISCUSSION OF REINCORPORATION

WHY INCORPORATE IN DELAWARE?

We recommend the reincorporation for several reasons. Generally, we believe that incorporation in Delaware will improve our ability to manage the Group for the benefit of shareholders.

PREDICTABILITY OF DELAWARE LAW. Delaware has a modern statutory corporation law and well-developed case law. It has courts specializing in corporate law. These courts have developed expertise in dealing with corporate issues. Delaware case law on corporate issues is the most comprehensive of any state. These factors all provide the Board of Directors and management with greater certainty in discharging their duties. The predictability of Delaware corporate law provides a reliable foundation on which the Group's governance decisions can be based. For example, Delaware courts have addressed shareholder rights plans ("poison pills") on many occasions. Delaware court decisions have generally upheld these plans but have invalidated certain provisions that make it impossible for new directors appointed by a shareholder to redeem the plan or take other actions within a board's normal authority. California has little case law on these plans.

FLEXIBILITY OF DELAWARE LAW. For many years, Delaware has followed a policy of encouraging corporations to incorporate in that state. It has done so by adopting and administering comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. Historically, Delaware's legislature and courts have acted quickly and effectively to meet changing business needs. The expertise of Delaware courts in dealing with new corporate law issues and a changing business climate contributes to the orderly development of Delaware corporate law.

PROMINENCE OF DELAWARE LAW. Among large companies, such as those listed on the New York Stock Exchange, Delaware is the most common state of incorporation. Many large companies have reincorporated in Delaware as the Group proposes to do. Delaware has the most well-developed corporation law of any state. The legislatures and courts of other states often look to Delaware law for guidance on corporate law issues. The Board of Directors believes the Group can best obtain the benefits of Delaware law by reincorporating in that state and becoming directly subject to its corporation laws.

INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. The Board of Directors believes that a Delaware corporation has certain advantages in attracting qualified candidates to act as directors and officers.

- Both California and Delaware law permit a corporation to adopt charter provisions that reduce or limit the monetary liability of directors for breaches of their fiduciary duty in certain circumstances and provide for indemnification of directors and officers. The frequency of claims and litigation directed against directors and officers may discourage qualified persons from taking on these positions. The Group believes that, in general, Delaware law provides greater protection to directors and officers than California law and

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                           -  25
    that Delaware case law regarding a corporation's ability to limit director liability and provide indemnification is more developed and provides more guidance than California law.
- With clearer corporation laws, directors and officers should be able to carry out their duties with more assurance that they are acting properly. A more developed and clearer corporation law should reduce the risk of liability and claims. Potential directors and officers can accept roles with the Group with less concern for their own financial risk.
- In November 1996, California voters rejected Proposition 211. Proposition 211 would have severely limited the ability of California companies to indemnify their directors and officers. While Proposition 211 was defeated, its supporters or others may propose similar initiatives or legislation containing similar provisions in California in the future. The Board of Directors believes that such a law, if adopted in California, would not apply to a corporation incorporated in Delaware. As a result, the Group believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting and retaining qualified directors.

To date, no persons invited to become a director or officer of the Group have declined because it was a California corporation.

ROLE OF DIRECTORS AND SHAREHOLDERS. The reincorporation includes the elimination of the ability of shareholders to act by written consent without a shareholder meeting. As a result, shareholders would be able to approve a matter or take action only at a shareholder meeting. The Board of Directors believes all shareholders should be given advance notice of and an opportunity to vote on any matter that requires shareholder approval. Advance notice provides the Board of Directors an opportunity to consider the proposed action and to communicate its support or opposition to all shareholders. The Board of Directors believes it should be given this opportunity on any matter requiring shareholder approval. See "Comparison of Existing and Proposed Articles and Bylaws-Shareholder Action By Written Consent Without a Meeting."

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE GROUP. The reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities or location of the facilities of the Group. We will not suffer any disruption of our operations as a result of reincorporating in Delaware.

POSSIBLE EFFECT ON TAKEOVER OFFERS

Like many other states, Delaware permits a corporation to adopt measures designed to reduce its vulnerability to unsolicited takeover attempts. We are not proposing the reincorporation to prevent an unsolicited takeover attempt and are not aware of any present effort by any person to acquire control of the company, obtain representation on the Board or take any action that would materially affect the governance of the company.

EXISTING AND PROPOSED DEFENSIVE MEASURES. In the discharge of its fiduciary obligations to you, the Board of Directors has evaluated our vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board has considered or may consider in the future certain

 26
- CALIFORNIA WATER SERVICE GROUP
defensive strategies designed to enhance our ability to negotiate with an unsolicited bidder. We now have in place the following measures that may serve defensive purposes:

-   a shareholder rights plan;
- a bylaw requiring advance written notice of director nominations or other proposals by shareholders; and
- the authority to issue preferred stock, the rights and preferences of which may be determined by the Board of Directors.

In December 1998, we adopted severance arrangements with executive officers as part of their compensation packages. We believe that severance arrangements do not discourage a takeover attempt, since they provide benefits to executives as a result of a change in control.

Following the reincorporation, we will keep these measures described above in place. The reincorporation proposal includes one additional measure that may serve defensive purposes: the elimination of the right of shareholders to act by written consent without a meeting.

In addition to eliminating your right to act by written consent without a meeting, the reincorporation may have other anti-takeover implications. Section 203 of the Delaware General Corporation Law restricts certain "business combinations" with certain "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors and two-thirds of the remaining stockholders approve the business combination. A Delaware corporation may elect not to be governed by this law, but we do not intend to make such an election. See "Significant Differences Between the Corporation Laws of California and Delaware -- Stockholder Approval of Certain Business Combinations." At present we have no 15% shareholders.

OTHER POSSIBLE DEFENSIVE MEASURES. We have considered but have not adopted other potentially defensive measures, such as:

-   the establishment of a classified or staggered board of directors;
-   the elimination of cumulative voting;
- the elimination of the right of shareholders to call a special shareholder meeting; and
-   the elimination of the right to remove a director other than for cause.

REASONS FOR AND AGAINST DEFENSIVE MEASURES. We believe that unsolicited takeover attempts may be unfair or disadvantageous to us and our shareholders because, among other reasons:

- an uninvited acquirer may time its takeover bid to take advantage of temporarily depressed stock prices;
- an uninvited acquirer may design its bid to preclude or minimize the possibility of more favorable competing bids or alternative transactions;
- an uninvited acquirer may acquire only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                           -  27

- a nonnegotiated acquisition of a controlling interest may put us in default under certain contractual arrangements that prohibit a "change of control" without the prior written consent of the other contracting party.

Defensive measures encourage a potential bidder to negotiate with the Board of Directors. Despite our belief in its benefits to shareholders, the reincorporation may be disadvantageous to you. For example, we might not approve of a takeover attempt that a majority of shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium over the then current market value for their shares. The reincorporation could discourage such an offer. As a result, you might wish to participate in an unsolicited tender offer but not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable us to resist a takeover or a change in control, certain features of the reincorporation could make it more difficult for you to change the existing Board of Directors and management.

COMPARISON OF EXISTING AND PROPOSED ARTICLES AND BYLAWS

PRINCIPAL DIFFERENCE. Cal Water-Delaware's certificate of incorporation and bylaws are similar to the existing articles of incorporation and bylaws in most respects. The only material difference is the elimination of the right of shareholders to act by written consent without a meeting. See "Shareholder Action By Written Consent Without a Meeting" below.

CAPITAL STRUCTURE. The existing and proposed capital structures (the number and kind of equity securities that the company can issue) are substantially the same.

MONETARY LIABILITY OF DIRECTORS. The existing and proposed articles of incorporation both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. The Delaware provision is potentially more expansive, in that it incorporates future amendments to Delaware law with respect to the elimination of such liability. See "Significant Differences Between the Corporation Laws of California and Delaware -- Indemnification and Limitation of Liability of Directors and Other Agents."

SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Generally, when a corporate action requires the approval of its shareholders, the corporation holds a shareholder meeting to vote on the action. However, any action required or permitted to be taken by shareholders may generally be taken without a meeting, without prior notice and without a shareholder vote if enough shareholders sign a written consent to the action. California law permits a corporation to amend its articles (with shareholder approval) to prohibit action by written consent without a meeting. To date we have not done so. Under Delaware law, stockholders of a Delaware corporation also have the right to take action by written consent unless its certificate of incorporation prohibits such action. The certificate of incorporation of Cal Water-Delaware, however, will prohibit stockholders from taking action by written consent without a meeting.

Action by written consent may, in some circumstances, permit stockholders to take action opposed by the Board of Directors more rapidly than would be possible if a meeting were required. For example, if action by written consent were permitted, a majority of stockholders

 28
- CALIFORNIA WATER SERVICE GROUP
could remove the entire Board of Directors, elect replacements and redeem our shareholder rights plan. We nonetheless believe that it is important that we be able to give advance notice of and consideration to any proposed stockholder action and that stockholders be able to discuss at a meeting and vote on matters that may affect their rights.

NOMINATIONS OF DIRECTOR CANDIDATES AND INTRODUCTION OF BUSINESS AT SHAREHOLDER MEETINGS. The Bylaws of Cal Water-Delaware include an advance notice procedure for the nomination, other than by the Board or Directors, of candidates for election as directors (the "Nomination Procedure") and for shareholder proposals to be brought before a shareholder meeting (the "Business Procedure"). The Group adopted a similar procedure in 1998.

POSSIBLE FUTURE CHANGES. While we have no present intention to do so, Cal Water-Delaware could in the future implement certain other changes by amendment of its certificate of incorporation or bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware."

Rather than rely on this description of the proposed articles of incorporation and bylaws of Cal Water-Delaware, please read their full texts in Exhibits A and B.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

The following provides a summary of the major substantive differences between the corporation laws of California and Delaware.

STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS

DELAWARE. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation may not engage in a business combination (for example, a merger) with an interested stockholder for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who owns, directly or indirectly, 15% or more of the corporation's outstanding voting stock (including options, warrants and conversion rights). The three-year moratorium does not apply if (i) the Board of Directors approves either the business combination or the acquisition of shares in advance of the stockholder's acquisition of shares;
(ii) the interested stockholder owns at least 85% of the corporation's outstanding voting stock outstanding (excluding shares owned by insiders); or
(iii) the Board and holders of two-thirds of the outstanding shares not owned by the interested shareholder approve the business combination. A Delaware corporation may elect not to be governed by Section 203, but we do not currently intend to make such an election.

CALIFORNIA. California law requires that in a tender offer, merger or other reorganization between a corporation and an interested party, the corporation must obtain an independent affirmative opinion in writing of the fairness of the consideration to the shareholders of the corporation. An "interested party" under California law includes a person or party who (i) directly or indirectly controls the corporation, (ii) is a director or officer of, or is controlled by an officer or director of, the corporation or (iii) is an entity in which any director or

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                           -  29
executive officer of the corporation has a material financial interest. This provision of California law may have the effect of making a coercive two-step merger more difficult to accomplish.

California law also requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than 50% but less than 90% of the target's common stock or its affiliate unless all of the target corporation's shareholders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish.

Although Delaware law does not parallel these two California law provisions, under some circumstances Section 203 may provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

CLASSIFIED BOARD OF DIRECTORS. A classified board is one on which one-third or one-half of the directors are elected on a rotating basis each year, instead of an annual election of all directors. Directors on a classified board are divided into two or three classes with staggered terms of office, with only one class of directors standing for election each year. California and Delaware law both permit, but do not require, a corporation whose shares on listed on the NYSE to adopt a classified board of directors. Neither our existing or proposed articles or bylaws provides for a classified board.

CUMULATIVE VOTING FOR DIRECTORS. California and Delaware law both permit, but do not require, a corporation whose shares on listed on the NYSE to eliminate cumulative voting. Our existing and proposed articles and bylaws allow for cumulative voting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on our Board of Directors.

INDEMNIFICATION AND LIMITATION OF LIABILITY OF DIRECTORS AND OTHER
AGENTS. California and Delaware have similar laws on indemnification of officers, directors, employees and other agents. With certain exceptions, the laws of both states also permit a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. The laws of the two states have certain differences on indemnification and limitation of liability. These differences are summarized below.

ELIMINATION OF DIRECTOR LIABILITY. The Cal Water-Delaware certificate of incorporation would eliminate the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, this provision will not eliminate or limit liability for:

- breaches of the director's duty of loyalty to the corporation or its stockholders;
- acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;
- the payment of unlawful dividends or unlawful stock repurchases or redemptions;
-   transactions in which the director received an improper personal benefit; or
-   violations of federal or state securities laws.

 30
- CALIFORNIA WATER SERVICE GROUP

The existing articles of incorporation eliminate the liability of directors to the company to the extent permissible under California law. California law does not permit the elimination of monetary liability based on:

-   intentional misconduct or knowing and culpable violation of law;
- acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;
-   receipt of an improper personal benefit;
- acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders;
- acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders;
- transactions between the corporation and a director who has a material financial interest in the transaction; and
-   liability for improper distributions, loans or guarantees.

The circumstances in which directors may be free of liability for their actions are arguably broader in Delaware than in California. California expressly prohibits elimination of liability when the facts show a "reckless disregard for the director's duty" or "an unexcused pattern of inattention that amounts to an abdication of the director's duty." Depending on the facts of a particular case, Delaware law might excuse a director for actions falling in these categories.

INDEMNIFICATION. California law requires indemnification when the individual has successfully defended the action on the merits. Delaware law requires indemnification when the individual has been successful in defending on the merits or otherwise.

Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, a company may not provide indemnification in a derivative action in which the person is found liable for negligence or misconduct in the performance of his or her duty to the corporation. Under Delaware law and California law, the corporation may pay in advance the expenses incurred by an officer or director in defending an action, if the individual undertakes to repay the advances if it is ultimately determined that he or she is not entitled to indemnification.

The laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent the additional indemnification is authorized in the

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                           -  31
corporation's articles of incorporation. Examples include indemnification under agreements or bylaw provisions that make otherwise permissive indemnification mandatory. Our articles of incorporation permit indemnification beyond that expressly mandated by California law and limit director monetary liability to the extent permitted by California law.

Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

INSPECTION OF SHAREHOLDER LIST. Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to your interest as a shareholder. California law provides an absolute right to inspect and copy to 5% shareholders and to 1% shareholders who have contested the election of directors. Delaware law also gives any shareholder the right to inspect the stockholder list within a 10-day period before a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

DIVIDENDS AND REPURCHASES OF SHARES. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

DELAWARE. Delaware law permits a corporation to declare and pay dividends out of surplus or out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and the redemption or repurchase would not impair the capital of the corporation.

CALIFORNIA. Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or (ii) after the distribution, the corporation's tangible assets would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). These tests apply to California corporations and their subsidiaries on a consolidated basis.

SHAREHOLDER VOTING ON MERGERS. Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve mergers.

 32
- CALIFORNIA WATER SERVICE GROUP

DELAWARE. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) the surviving corporation's pre-merger stockholders will own at least five-sixths of the shares outstanding (taking into account options and other convertible securities) after the merger.

CALIFORNIA. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately before the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent.

APPRAISAL RIGHTS. Under both California and Delaware law, a shareholder of a corporation participating in certain corporate transactions for which shareholder approval is required may be entitled to appraisal rights or dissenters' rights. These rights entitle a shareholder to cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction, subject to compliance with procedural requirements. Fair market value is determined without regard to the effect of the merger on market value. Because we are listed on the NYSE, you will generally not be entitled to appraisal rights under California or Delaware law. However, California gives you appraisal rights if holders of at least 5% of the class of outstanding shares claim the right.

DISSOLUTION. Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors. The articles of incorporation may not modify this right. Under Delaware law, if the board of directors has not approved the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote. If the board of directors initially approves the dissolution, approval by a simple majority of the outstanding shares of the corporation's stock is sufficient. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority-voting requirement for dissolution. Cal Water-Delaware's certificate of incorporation does not include a supermajority-voting requirement for dissolution.

SHAREHOLDER DERIVATIVE SUITS. A derivative suit is a legal action brought by one or more shareholders in the name of, and for the benefit of, the corporation, after the corporation has failed to pursue the claim. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time the claim arose, provided certain tests are met. Under Delaware law, a stockholder may bring a derivative action only if the stockholder was a stockholder of the corporation at the time the claim arose or he or she later acquired the stock by operation of law. Under California law, the plaintiff shareholder may be required to furnish a security bond. Delaware does not have a similar bonding requirement.

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                           -  33

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a discussion of certain federal income tax considerations that may be relevant to holders of Group common stock who receive Cal Water-Delaware common stock in exchange for their shares, or to holders of Group preferred stock who receive Cal Water-Delaware Series C Preferred Stock in exchange for their shares as a result of the reincorporation. The discussion does not address all of the tax consequences of the reincorporation that may be relevant to particular Group shareholders, such as dealers in securities, or those Group shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Group common stock or preferred stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

Subject to the limitations, qualifications and exceptions described herein, and assuming the reincorporation qualifies as a reorganization within the meaning of
Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), the following tax consequences generally should result:

- Holders of Group common stock or preferred stock should not recognize gain or loss upon receipt of Cal Water-Delaware common stock or Series C Preferred Stock pursuant to the reincorporation;
- The aggregate tax basis of the Cal Water-Delaware common stock or Series C Preferred Stock received by each shareholder in the reincorporation should be equal to the aggregate tax basis of the Group common stock or preferred stock surrendered in exchange; and
- The holding period of the Cal Water-Delaware common stock or Series C Preferred Stock received by each shareholder of Group should include the period for which such shareholder held the Group common stock or preferred stock surrendered in exchange therefor, provided that the shareholder held Group common stock or preferred stock as a capital asset at the time of the reincorporation.

Group has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the reincorporation under the Code. Group will, however, receive an opinion from McCutchen, Doyle, Brown & Enersen, LLP, substantially to the effect that the reincorporation will qualify as a reorganization within the meaning of section 368(a) of the Code (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based on the accuracy of representations made by Cal Water-Delaware and Group. Of particular importance will be assumptions and representations to the effect that the reorganization constitutes a mere change in the form of the corporation.

 34
- CALIFORNIA WATER SERVICE GROUP

A successful IRS challenge to the reorganization status of the reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Group common stock or preferred stock exchanged in the reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the reincorporation, of the Cal Water-Delaware common stock or Series C Preferred Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Cal Water-Delaware common stock or Series C Preferred Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Group common stock or Series C Preferred Stock. Even if the reincorporation qualifies as a reorganization under the Code, a shareholder would recognize gain to the extent the shareholder received (actually or constructively) consideration other than Cal Water-Delaware common stock or Series C Preferred Stock in exchange for the shareholder's Group common stock or preferred stock.

The state, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

Group should not recognize gain or loss for federal income tax purposes as a result of the reincorporation, and Cal Water-Delaware should succeed, without adjustment, to the federal income tax attributes of Group.

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                           -  35

OTHER INFORMATION

ADJOURNMENT. Notice of the adjournment need not be given if the date, time and place thereof are announced at the Annual Meeting at which the adjournment is taken. However, if the adjournment is for more than 45 days, or if a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting shall be given to each shareholder entitled to vote at the Annual Meeting. At adjourned Annual Meetings, any business may be transacted which might have been transacted at the original Annual Meeting.

COST OF PROXY SOLICITATION. The Group will bear the entire cost of preparing, assembling, printing and mailing these proxy statements, the proxies and any additional materials which may be furnished by the Board to shareholders. The solicitation of proxies will be made by the use of the U.S. postal service and also may be made by telephone, or personally, by directors, officers and regular employees of the Group, who will receive no extra compensation for such services. Morrow & Co. was hired to assist in the distribution of proxy materials and solicitation of votes for $10,000, plus out-of-pocket expenses. The Group will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Based solely on its review of the copies of forms furnished to the Group, or written representations that no annual forms (SEC Form 5) were required, the Group believes that during 1998, all SEC filings of the officers, directors and 10-percent shareholders of the Group and its two subsidiaries complied with requirements for reporting stock ownership.

OTHER MATTERS. The Board is not aware of any matters to come before the Annual Meeting other than the proposals for the election of directors and the ratification of the selection of independent auditors. If any other matters should be brought before the Meeting, or any adjournment thereof, upon which a vote properly may be taken, the shares represented by the proxies solicited by the Board will be voted with respect thereto in accordance with the discretion of the proxy holders insofar as such proxies are not limited to the contrary.

We agree on your written request to provide you without charge a copy of our annual report on Form 10-K as filed with the SEC. Send your written request to California Water Service Group, 1720 N. First Street, San Jose, CA 95112, attention: Corporate Secretary. We may charge you for certain exhibits to Form 10-K.

 36
- CALIFORNIA WATER SERVICE GROUP

                                                                       EXHIBIT A

CERTIFICATE OF INCORPORATION OF
CALIFORNIA WATER SERVICE GROUP, INC.

FIRST:  The name of the corporation is California Water Service Group, Inc.

SECOND: The address of its registered office in the State of Delaware is 9 East Loockerman Street, City of Dover, County of Kent. The name of its registered agent at such address is National Registered Agents, Inc.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The aggregate number of shares of all classes of stock which the corporation shall have authority to issue shall be 25,380,000, of which 25,000,000 shares shall be common shares, par value $0.01 per share, and 380,000 shares shall be preferred shares. Of said preferred shares, 139,000 shall be and are "Series C" preferred shares, par value $25 per share, and 241,000 of said preferred shares shall be and are preferred shares of "Series D," "Series E," "Series F," "Series G," "Series H," "Series I," and" Series J" (there being no preferred shares of "Series A" or "Series B").

The preferred shares may be issued from time to time in one or more series as noted above, the number of shares constituting each such series to be determined by the board of directors of the corporation pursuant to the authority contained in this certificate. The preferred shares may, at the election of the board of directors, be issued in fractional shares if required in connection with any stock split or otherwise. All of said 25,000,000 common shares shall be of one and the same series, namely common shares with par value of $0.01 per share.

FIFTH: The said shares which the corporation shall have authority to issue are to be classified as preferred shares of eight series and common shares of one series as provided in Part Fourth above and the nature and extent of the preferences, privileges and restrictions granted or imposed upon the holders of the respective classes or series of shares and the number of shares constituting each series of preferred shares shall be as follows:

          (a) The holders of the "Series C" preferred shares shall be entitled to and the corporation shall be bound to pay thereon as and when declared by the board of directors out of the surplus or net profits, dividends at the rate of but not exceeding four and four-tenths percent (4.4%) per annum of the par value of each of such shares, cumulative from the date of issuance and payable quarterly on the fifteenth (15th) day of February, May, August and November in each year. If the corporation shall fail to pay such dividends quarterly upon all the issued and outstanding preferred shares of "Series C," the deficiency in dividends shall be fully paid but without interest before any dividends shall be set apart or paid on the common shares.

          (b) The holders of preferred shares of each series other than "Series C" shall be entitled to, and the corporation shall be bound to pay thereon as and when declared by the board of directors out of the surplus or net profits, dividends at such rate as shall

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                          - A- 1
     hereafter be fixed by the board of directors as hereinafter provided. Such dividends shall be payable upon the same date and in the same manner as dividends upon "Series C" preferred shares. Dividends upon preferred shares of any series shall be cumulative from the date of issuance in the same manner as dividends upon "Series C" preferred shares.

          (c) After all cumulative dividends are declared and paid or set apart on the preferred shares of "Series C" and on any other series of preferred shares which may be outstanding, the board of directors may declare such additional dividends on the common shares out of the surplus or net profits as in their discretion may seem proper.

          (d) At the option of the corporation, the preferred shares of "Series C" shall be subject to redemption in whole or in part on any dividend date upon at least thirty (30) days notice mailed to the holders of record thereof at $26.75 per share together with accrued dividends, and any such partial redemption shall be made by lot or pro rata or by such other method as shall be provided from time to time by resolution of the board of directors or by the bylaws. If notice of redemption shall have been duly given as hereinabove provided and if on or before the redemption date named in said notice, the funds necessary for such redemption shall have been set aside by the corporation and shall be and continue to be available therefor, then, notwithstanding that any certificate or certificates for preferred shares of "Series C" called for redemption shall not have been surrendered for cancellation, all rights of the holder or holders of such shares so called for redemption to receive dividends thereon shall cease and such shares shall not be transferable on the books of the corporation and thereafter the holder or holders of such shares shall have no right to or in respect to the corporation or its earnings, property and assets other than the right to receive the redemption price and all dividends accrued to the date fixed for such redemption without interest upon the surrender of the certificate or certificates for such shares duly endorsed. All preferred shares of "Series C" redeemed as hereinbefore provided shall be forthwith canceled and shall not be reissued and no shares shall be issued in lieu thereof nor in exchange therefor.

          (e) At the option of the corporation, preferred shares of each series other than "Series C" shall be subject to redemption in whole or in part on any dividend date, at such redemption price as may hereafter be fixed by the board of directors as hereinafter provided. Any such redemption shall be upon at least thirty (30) days notice to the holders of record thereof which notice shall be given in the same manner as in the case of redemption of "Series C" preferred shares and all provisions herein contained with respect to the redemption of "Series C" preferred shares, except provisions as to redemption price, shall be applicable to the redemption of preferred shares of any other series with appropriate changes in series designations.

          (f) Upon any voluntary dissolution or liquidation of the corporation the holder of the "Series C" preferred shares shall be entitled to receive from capital or earnings an amount equal to $26.75 per share, and all dividends accrued thereon to the date of payment, and upon any involuntary dissolution or liquidations or the corporation the holders of the "Series C" preferred shares shall be entitled to receive, whether from capital

A- 2
- CALIFORNIA WATER SERVICE GROUP
     or from earnings, an amount equal to the par value thereof and all dividends accrued thereon to the date of payment, but no more before any payment shall be made to the holders of the common shares. After such payments to the holders of the "Series C" preferred shares and after the holders of any other series of preferred shares which may be outstanding have received the payments to which their respective preferences entitle them, the aggregate amount of any assets and funds of the corporation then remaining shall be distributed among the holders of the common shares.

          (g) The preferred shares of "Series C" shall be and are hereby declared to be forever nonassessable.

          (h) The board of directors is hereby authorized to fix or alter from time to time the number of shares constituting any wholly unissued series of preferred stock and to fix or alter from time to time the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption, redemption price or prices or the liquidation preferences (including the absence or limited grant of any such rights or preferences) of any wholly unissued series of preferred shares. Except in so far as the board of directors shall provide hereinafter in respect of any series, all preferred shares shall be of equal rank, and any series or preferred shares shall have the same rights and preferences as those herein granted to "Series C" preferred shares.

          (i) The common shares of the corporation shall be subject and subordinate to any rights and preferences granted herein and any rights and preferences which may be granted to any series of preferred shares by the board of directors pursuant to the authority herein conferred upon said board of directors.

          (j) The holders of common shares shall be entitled to vote at all elections and to vote or consent on all questions at the rate of one vote for each such share held by such holder, except as provided in Part Eleventh below concerning cumulative voting for the election of directors. The holders of preferred shares of "Series C" shall be entitled to vote at all elections and to vote or consent on all questions at the rate of sixteen votes for each share held by such holder, except as provided in Part Eleventh below concerning cumulative voting for the election of directors.

          (k) The preferred shares of "Series C" shall be entitled to no conversion rights whatsoever.

          (l) Except for any conversion rights which may be granted to any series of preferred shares pursuant to the authority herein conferred upon the board of directors, no one or more holders of shares of the capital stock of the corporation shall be entitled to purchase or otherwise participate in any new or additional issue of stock by the corporation, and every stockholder hereby and by the acceptance of the certificate or certificates for such stockholder's stock irrevocably for said stockholder and said stockholder's heirs, executors, administrators, successors and assigns, waives all rights to purchase or otherwise participate in such new or additional issue or any part thereof except for said conversion rights.

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                          - A- 3

SIXTH: The name and mailing address of the incorporator is: Paul G. Ekstrom, 1720 North First Street, San Jose CA 95112.

The powers of the incorporator are to terminate upon the filing of this certificate of incorporation. The names and mailing addresses of the persons who are to serve as directors until the first annual meeting of stockholders or until their successors are elected and qualified are:

           NAME:                                    ADDRESS:
           -----                                    --------
Robert W. Foy                1720 North First Street, San Jose CA 95112
Edward D. Harris, Jr., M.D.  1720 North First Street, San Jose CA 95112
Robert K. Jaedicke           1720 North First Street, San Jose CA 95112
Richard P. Magnuson          1720 North First Street, San Jose CA 95112
Linda R. Meier               1720 North First Street, San Jose CA 95112
Peter C. Nelson              1720 North First Street, San Jose CA 95112
C.H. Stump                   1720 North First Street, San Jose CA 95112
George A. Vera               1720 North First Street, San Jose CA 95112
J.W. Weinhardt               1720 North First Street, San Jose CA 95112

SEVENTH: The liability of the directors of the corporation, both to the corporation and to its stockholders, for monetary damages, including liability for breach of fiduciary duty, shall be eliminated to the fullest extent permissible under Delaware law, as such law currently exists and as it may be amended in the future.

The corporation shall indemnify any person who is or was a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the corporation, to the fullest extent permitted by
Section 145 of the Delaware General Corporation Law. The corporation is authorized to provide indemnification of agents for breach of duty to the corporation and its stockholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Delaware law.

EIGHTH: The board of directors is authorized to make, alter or repeal the bylaws of the corporation.

NINTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute.

TENTH: Stockholders may not take action by written consent without a meeting. The procedures and requirements of any such meeting, including notice, quorum and voting requirements, are established by the corporation's bylaws.

ELEVENTH: At all elections of directors of the corporation, each holder of stock shall be entitled to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) such holder would be entitled to cast for the election of directors with respect to such holder's shares of stock multiplied by the number of directors to be elected by such holder, and such holder may cast all of such votes for a single director or may distribute

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them among the number to be voted for, or for any two (2) or more of them as such holder may see fit.

TWELFTH: Vacancies on the board of directors occurring by reason of the removal of a director or directors may be filled only by vote of the stockholders.

I, the undersigned, being the incorporator named above, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true.

                                          --------------------------------------
                                          Paul G. Ekstrom, Incorporator

                                          Dated:                   , 1999.

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                          - A- 5

                                                                       EXHIBIT B

BYLAWS OF
CALIFORNIA WATER SERVICE GROUP, INC.
(A DELAWARE CORPORATION)

SECTION 1.  Offices

1.1 Registered Office. The registered office shall be c/o National Registered Agents, Inc., 9 East Loockerman Street, Dover, County of Kent, State of Delaware.

1.2 Principal Place of Business. The corporation's principal place of business shall be 1720 North First Street, San Jose, California, or such other place as the board of directors shall designate from time to time.

1.3 Other Offices. One or more branch or other subordinate offices may at any time be fixed and located by the board of directors at such place or places within or without the State of Delaware as it deems appropriate.

SECTION 2.  Directors

2.1 Exercise of Corporate Powers. Except as otherwise provided by the certificate of incorporation of the corporation or by the laws of the State of Delaware now or hereafter in force, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors. The board may delegate the management of the day-to-day operation of the business of the corporation as permitted by law provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the board.

2.2 Number. The number of the corporation's directors shall be not less than nine (9) nor more than eleven (11), the exact number of which shall be fixed by a resolution approved by the stockholders or by the board of directors.

2.3 Need Not Be Stockholders. The directors of the corporation need not be stockholders of the corporation.

2.4 Compensation. Directors shall receive such compensation for their services as directors and such reimbursement for their expenses of attendance at meetings as may be determined from time to time by resolution of the board. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefore.

2.5 Election and Term of Office. At each annual meeting of stockholders, directors shall be elected to hold office until the next annual meeting, provided, that if for any reason, said annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the stockholders called and held for that purpose. The term of office of the directors shall begin immediately after their election and shall continue until the expiration of the term for which elected and until their respective successors have been elected and qualified.

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2.6  Vacancies.  A vacancy or vacancies in the board of directors shall exist when any authorized position of director is not then filled by a duly elected director, whether caused by death, resignation, removal, change in the authorized number of directors (by the board or the stockholders) or otherwise. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony. Except for a vacancy created by the removal of a director, vacancies on the board may be filled by a majority of the directors then in office, whether or not less than a quorum, or by a sole remaining director. A vacancy created by the removal of a director may be filled only by the approval of the stockholders. The stockholders may elect a director at any time to fill any vacancy not filled by the directors, but any such election by written consent requires the consent of the holders of shares entitled to cast a majority of the votes entitled to be cast by the outstanding voting shares. Any director may resign effective upon giving written notice to the Chairman of the board, the President and Chief Executive Officer, the Corporate Secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

2.7  Removal.

(a) Any and all directors may be removed without cause if such removal is approved by the affirmative vote of a majority of the votes entitled to be cast by the outstanding voting shares at an election of directors, subject to the following:

          (1) No director may be removed (unless the entire board is removed) when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected; and

          (2) When by the provisions of the certificate the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

(b) Any reduction of the authorized number of directors does not remove any director prior to the expiration of such director's term of office.

SECTION 3.  Officers

3.1 Election and Qualifications. The officers of this corporation shall consist of a Chairman, President and Chief Executive Officer, one or more Vice Presidents, a Corporate Secretary, one or more Assistant Secretaries, a Chief Financial Officer and Treasurer, one or more Assistant Treasurers and a Controller who shall be chosen by the board of directors and such other officers as the board of directors shall deem expedient, who shall be chosen in such manner and hold their offices for such terms as the board of directors may prescribe. Any two or more of

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such offices may be held by the same person. Any Vice President may exercise any of the powers of the President and Chief Executive Officer, Chief Financial Officer and Treasurer, or the Corporate Secretary, respectively, as directed by the board of directors and shall perform such other duties as are imposed upon such officer by the bylaws or the board of directors. The Chairman of the board of directors shall be chosen from the directors, and may or may not be an officer of the corporation. Officers, other than the Chairman of the board, may or may not be directors. The board of directors shall designate the chief executive officer of the corporation.

3.2 Term of Office and Compensation. The term of office and salary of each of said officers and the manner and time of the payment of such salaries shall be fixed and determined by the board of directors and may be altered by said board of directors from time to time at its pleasure, subject to the rights, if any, of said officers under any contract of employment.

3.3 Removal and Vacancies. Any officer of the corporation may be removed at the pleasure of the board of directors at any meeting or by vote of stockholders entitled to exercise a majority of the voting power of the corporation at any meeting or at the pleasure of any officer who may be granted such power by a resolution of the board of directors. Any officer may resign at any time upon written notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. If any vacancy occurs in any office of the corporation, the board of directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor is duly chosen and qualified.

SECTION 4.  Chairman of the Board

The Chairman of the board of directors shall preside at meetings of the stockholders and of the board of directors and shall do and perform such other duties as may from time to time be assigned to him by the board of directors. The Chairman of the board, if designated by the board of directors as an officer of the corporation, shall have the power and authority to affix the signature of the corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, contracts, certificates and other papers and instruments in writing which have been authorized or directed by the board of directors or which, in his judgment, should be executed on behalf of the corporation.

SECTION 5.  President and Chief Executive Officer

5.1 Powers and Duties. The President and Chief Executive Officer shall do and perform such duties as may from time to time be assigned to him by the board of directors. He shall have the power and authority to affix the signature of the corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, contracts, certificates and other papers and instruments in writing which have been authorized or directed by the board of directors or which, in his judgment, should be executed on behalf of the corporation, and to sign certificates for shares of stock of the corporation. In the event of the absence or disability of the Chairman of the board of directors, the President and Chief Executive Officer shall exercise the power and perform the duties of the Chairman of the board of directors.

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5.2  President Pro Tem.  If neither the Chairman of the board, the President and
Chief Executive Officer, nor any Vice President is present at any meeting of the board of directors, a President pro tem may be chosen to preside and act at such meeting.

SECTION 6.  Vice Presidents

In case of the absence, disability or death of the President and Chief Executive Officer, a Vice President shall exercise all the powers and perform all the duties of the President and Chief Executive Officer. The Vice President shall have such powers and perform such duties as may be granted or prescribed by the board of directors.

SECTION 7.  Corporate Secretary

7.1  Powers and Duties.  The powers and duties of the Corporate Secretary are:

          (a) To keep at the principal place of business of the corporation, or such other place as the board of directors may order, a book of minutes of all meetings of directors and stockholders with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

          (b) To keep the seal of the corporation and to affix the same to all instruments which may require it.

          (c) To keep or cause to be kept at the principal office of the corporation, or at the office of the transfer agent or agents, a share register, or duplicate share registers, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for shares, and the number and date of cancellation of every certificate surrendered for cancellation.

          (d) To keep a supply of certificates for shares of the corporation, to fill in all certificates issued, and to make a proper record of each such issuance; provided that so long as the corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents.

          (e) To transfer upon the share books of the corporation any and all shares of the corporation; provided that so long as the corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents, and the method of transfer of each certificate shall be subject to the reasonable regulations of the transfer agent to which the certificate is presented for transfer, and also, if the corporation then has one or more duly appointed and acting registrars, to the reasonable regulations of the registrar to which the new certificate is presented for registration; and provided, further, that no certificate for shares of stock shall

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     be issued or delivered or, if issued or delivered, shall have any validity whatsoever until and unless it has been signed or authenticated in the manner provided in Section 13.4 hereof.

          (f) To make service and publication of all notices that may be necessary or proper, and without command or direction from anyone. In case of the absence, disability, refusal or neglect of the Corporate Secretary to make service or publication of any notices, then such notices may be served and/or published by the President and Chief Executive Officer or a Vice President, or by any person thereunto authorized by either of them or by the board of directors or by the holders of a majority of the outstanding shares of the corporation.

          (g) Generally to do and perform all such duties as pertain to the office of the Corporate Secretary and as may be required by the board of directors.

7.2 Assistant Secretaries. Each Assistant Secretary shall have such powers and shall perform such duties as may be assigned by the board of directors; and in case of the absence, disability or death of the Corporate Secretary, an Assistant Secretary shall be designated by the board of directors to take the place of the Corporate Secretary and perform the Corporate Secretary's duties.

SECTION 8.  Chief Financial Officer and Treasurer

8.1 Powers and Duties. At the discretion of the board of directors, the Chief Financial Officer and Treasurer may be one office held by one person or separate offices held by two persons. The powers and duties of the Chief Financial Officer and Treasurer are:

          (a) To supervise and control the keeping and maintaining of adequate and correct accounts of the corporation's properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

          (b) To have the custody of all funds, securities, evidence of indebtedness and other valuable documents of the corporation and, at the discretion of the Chief Financial Officer and Treasurer, to cause any or all thereof to be deposited for the account of the corporation with such depository as may be designated from time to time by the board of directors.

          (c) To receive or cause to be received, and to give or cause to be given, receipts and acquittances for moneys paid in for the account of the corporation.

          (d) To pay out of the corporation funds on hand all just debts of the corporation of whatsoever nature upon maturity of the same and to disburse, or cause to be disbursed, all funds of the corporation as may be directed by the board of directors, taking proper vouchers for such disbursements.

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          (e) To render to the Chairman of the board, to the President and Chief
     Executive Officer and to the board of directors, whenever they may require, accounts of all transactions and of the financial condition of the corporation.

          (f) Generally to do and perform all such duties as pertain to the office of Chief Financial Officer and Treasurer and as may be required by the board of directors.

8.2 Assistant Treasurers. Each Assistant Treasurer shall have such powers and shall perform such duties as may be assigned to him by the board of directors; and in case of the absence, disability or death of the Chief Financial Officer and Treasurer, an Assistant Treasurer shall be designated by the board of directors to take his place and perform his duties.

SECTION 9.  Controller

The Controller shall have charge of the corporation's books of accounts, records and auditing, and generally do and perform all such other duties as pertain to his office and as may be required by the board of directors.

SECTION 10.  Committees of the Board

10.1 Appointment and Procedure. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees each consisting of two or more directors to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee.

10.2 Powers. Any committee appointed by the board of directors, to the extent provided in the resolution of the board or in these bylaws, shall have all the authority of the board except with respect to:

          (a) the approval of any action which requires the approval or vote of the stockholders;

          (b) the filling of vacancies on the board or on any committee;

          (c) the fixing of compensation of the directors for serving on the board or on any committee;

          (d) the amendment or repeal of bylaws or the adoption of new bylaws;

          (e) the amendment or repeal of any resolution of the board which by its express terms is not so amendable or repealable;

          (f) a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board;

          (g) the appointment of other committees of the board or the members thereof.

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10.3  Executive Committee.  In the event that the board of directors appoints an executive committee, such executive committee shall include the Chairman of the board as one of its members. In all cases in which specific directions to the contrary shall not have been given by the board of directors, such executive committee shall have and may exercise, during the intervals between the meetings of the board of directors, all the powers and authority of the board of directors in the management of the business and affairs of the corporation (except as provided in Section 10.2 hereof) in such manner as the executive committee may deem in the best interests of the corporation.

SECTION 11.  Meetings of the Stockholders

11.1 Place of Meetings. Meetings (whether regular, special or adjourned) of the stockholders of the corporation shall be held at the principal place of business as specified in accordance with Section 1.2 hereof, or any place which may be designated by written consent of all the stockholders entitled to vote thereat, or which may be designated by the board of directors.

11.2. Time of Annual Meetings. The annual meeting of the stockholders shall be held at such time on such date within the month of April of each year as shall be designated from time to time by resolution of the board of directors.

11.3 Special Meetings. Special meetings of the stockholders may be called by the board of directors, the Chairman of the board, the President or the holders of shares entitled to cast not less than ten per-cent (10%) of the vote at the meeting.

11.4  Notice of Meetings.

(a) Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given not less than ten (10) nor more than sixty (60) days before the day of the meeting to each stockholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and (1) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (2) in the case of the annual meeting, those matters which the board, at the time of the mailing of the notice, intends to present for action by the stockholders, but subject to provisions of subdivision (b) any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.

(b) Any stockholder approval at a meeting on any matter, other than unanimous approval by those entitled to vote, on any of the matters listed below shall be valid only if the general nature of the proposal so approved was stated in the notice of meeting or in any written waiver of notice:

          (1) a proposal to approve a contract or other transaction between the corporation and one or more of its directors, or between the corporation and any corporation, firm or association in which one or more directors has a material financial interest;

          (2) a proposal to amend the certificate of incorporation;

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          (3) a proposal regarding a reorganization, merger or consolidation involving the corporation;

          (4) a proposal to wind up and dissolve the corporation;

          (5) a proposal to adopt a plan of distribution of the shares, obligations or securities of any other corporation, domestic or foreign, or assets other than money which is not in accordance with the liquidation rights of any preferred shares as specified in the certificate of incorporation.

11.5 Delivery of Notice. Notice of a stockholders' meeting or any report shall be given either personally or by mail or other means of written communication, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice; or if no such address appears or is given, at the place where the principal executive office of the corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any notice or report in accordance with the provisions of this section, executed by the Corporate Secretary or any transfer agent, shall be prima facie evidence of the giving of notice or report.

If any notice or report addressed to the stockholders at the address of such stockholder appearing on the books of the corporation is returned to the corporation by United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice to all other stockholders.

11.6 Adjourned Meetings. When a stockholders' meeting is adjourned to another time or place, unless the bylaws otherwise require and except as provided in this section, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

11.7 Attendance at Stockholders' Meeting. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the Delaware General

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Corporation Law to be included in the notice but not so included in the notice if such objection is expressly made at the meeting.

11.8  Quorum.

(a) The presence in person or by proxy at any meeting of persons entitled to cast a majority of the votes entitled to be cast by the outstanding voting shares shall constitute a quorum for the transaction of business. If a quorum is present, the affirmative vote of a majority of votes entitled to be cast by the shares represented at the meeting and entitled to vote on any matter shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required by law or the certificate of incorporation or these bylaws and except as provided in subdivision (b).

(b) The stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by an affirmative vote equal to at least a majority of the votes required to constitute a quorum.

(c) In the absence of a quorum, any meeting of stockholders may be adjourned from time to time by the vote of a majority of votes entitled to be cast by the shares represented either in person or by proxy, but no other business may be transacted, except as provided in subdivision (b).

11.9 Actions Without Meeting. As provided in the certificate of incorporation, stockholders may not take action by written consent without a stockholder meeting held in accordance with applicable law and these bylaws.

11.10  [Intentionally left blank]

11.11 Voting Rights. Except as provided in Section 11.13, or in the certificate of incorporation (which provides, among other things, for cumulative voting for directors) or in any statute relating to the election of directors or to other particular matters, each holder of common shares entitled to be voted shall be entitled to one vote for each common share with respect to each matter submitted to a vote of stockholders. Any holder of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote.

11.12  Determination of Holders of Record.

(a) In order that the corporation may determine the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty

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(60) nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any other action.

(b) In the absence of any record date set by the board of directors pursuant to subdivision (a) above, then:

          (1) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

          (2) The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

          (3) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.

(c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board fixes a new record date for the adjourned meeting, but the board shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

(d) Stockholders on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the certificate or these bylaws or by agreement or applicable law.

11.13  Elections for Directors.

(a) As provided in the certificate of incorporation, every stockholder complying with subdivision (b) and entitled to vote at any election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit.

(b) No stockholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of votes to which the stockholder's shares are entitled pursuant to Section 11.11) unless the stockholder has given written notice to the chairman of the meeting at the meeting prior to the voting of the stockholder's intention to cumulate the stockholder's votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination.

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                         - B- 10

(c) In any election of directors, the candidates receiving the highest number of votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected.

(d) Elections for directors need not be by ballot unless a stockholder demands election by ballot at the meeting and before the voting begins or unless the bylaws so require.

11.14  Proxies.

(a) Every person entitled to vote shares may authorize another person or persons to act by proxy with respect to such shares. Any proxy purporting to be executed in accordance with the provisions of the General Corporation Law of the State of Delaware shall be presumptively valid.

(b) No proxy shall be valid after the expiration of three (3) years from the date thereof unless otherwise provided in the proxy. Every proxy continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto, except as otherwise provided in this section. Such revocation may be effected by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or by attendance at the meeting and voting in person by the person executing the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

(c) A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the corporation.

11.15  Inspector of Election.

(a) In advance of any meeting of stockholders the board may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any meeting of stockholders may, and on the request of any stockholder or a stockholder's proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at the meeting. The number of inspectors shall be either one (1) or three (3). If appointed at a meeting on the request of one or more stockholders or proxies, the holders of shares entitled to cast a majority of the votes entitled to be cast by the shares represented in person or by proxy shall determine whether one (1) or three (3) inspectors are to be appointed.

(b) The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies, receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all stockholders.

(c) The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or

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

certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

11.16.  Inspection of Stockholder List and Other Records.

(a) The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. This stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

(b) Any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hour for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in this state or at its principal place of business.

11.17  Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

          (1) Nominations of persons for election to the board of directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the corporation's notice of meeting, (B) by or at the direction of the board of directors or (C) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice provided for in this bylaw, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this bylaw.

          (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(1) of this bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and such other business must be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal place of

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                         - B- 12
     business of the corporation not later than the close of business on the 150th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 150th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth:

             (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

             (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

             (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made;

                 (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner; and

                 (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

(b) Special Meetings of Stockholders.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (1) by or at the direction of the board of directors or (2) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this bylaw. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(2) of this

B- 13
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

bylaw shall be delivered to the Secretary at the principal place of business of the corporation not later than the close of business on the later of the 150th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

(c) General.

          (1) Only such persons who are nominated in accordance with the procedures set forth in this bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this bylaw. Except as otherwise provided by law, the certificate of incorporation or the bylaws of the corporation, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in this bylaw and, if any proposed nomination or business is not in compliance with this bylaw, to declare that such defective proposal or nomination shall be disregarded.

          (2) For purposes of this bylaw, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (3) Notwithstanding the foregoing provisions of this bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this bylaw. Nothing in this bylaw shall be deemed to affect any rights of (A) stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) holders of any series of Preferred Stock to elect directors under specified circumstances.

          (4) If the adoption of this Section 11.17 is first included in a public announcement made less than 180 days before the next annual meeting of stockholders but more than 150 days before such meeting, the deadline for submission of proposals and nominations to be considered at such meeting shall be 120 days rather than 150 days.

SECTION 12.  Meetings of Directors

12.1 Place of Meetings. Unless otherwise specified in the notice thereof, meetings (whether regular, special or adjourned) of the board of directors of this corporation shall be held at the principal place of business, as specified in accordance with Section 1.2 hereof, which is hereby designated as an office for such purpose in accordance with the laws of the State of Delaware,

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                         - B- 14
or at any other place which has been designated from time to time by resolution of the board or by written consent of all members of the board.

12.2 Regular Meetings. Regular meetings of the board of directors, of which no notice need be given except as required by the laws of the State of Delaware, shall be held after the adjournment of each annual meeting of the stockholders (which meeting shall be designated the Regular Annual Meeting) and at such other times as may be designated from time to time by resolution of the board of directors.

12.3 Special Meetings. Special meetings of the board of directors may be called at any time by the Chairman of the board or the President or by any Vice President or the Corporate Secretary or by any two or more of the directors.

12.4 Notice of Meetings. Except in the case of regular meetings, notice of which has been dispensed with, the meetings of the board of directors shall be held upon four (4) days' notice by mail or forty-eight (48) hours' notice delivered personally or by telephone, telegraph or other electronic or wireless means. If the address of a director is not shown on the records and is not readily ascertainable, notice shall be addressed to him at the city or place in which the meetings of the directors are regularly held. Except as set forth in
Section 11.6, notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

12.5 Quorum. A majority of the authorized number of directors constitute a quorum of the board for the transaction of business. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors except as otherwise provided by law. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

12.6 Adjourned Meetings. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

12.7  Waiver of Notice and Consent.

(a) Notice of a meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

(b) The transactions of any meeting of the board, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes

B- 15
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

thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

12.8 Action Without a Meeting. Any action required or permitted to be taken by the board may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

12.9 Conference Telephone Meetings. Members of the board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting pursuant to this section constitutes presence in person at such meeting.

12.10 Meetings of Committees. The provisions of this Section apply also to committees of the board and action by such committees and incorporators.

SECTION 13.  Sundry Provisions

13.1 Instruments In Writing. All checks, drafts, demands for money and notes of the corporation, and all written contracts of the corporation, shall be signed by such officer or officers, agent or agents, as the board of directors may from time to time by resolution designate. No officer, agent, or employee of the corporation shall have power to bind the corporation by contract or otherwise unless authorized to do so by these bylaws or by the board of directors.

13.2 Fiscal Year. The fiscal year of this corporation shall be the calendar year.

13.3 Shares Held by the Corporation. Shares in other corporations standing in the name of this corporation may be voted or represented and all rights incident thereto may be exercised on behalf of this corporation by the President or by any other officer of this corporation authorized so to do by resolution of the board of directors.

13.4 Certificates of Stock. There shall be issued to each holder of fully paid shares of the capital stock of the corporation a certificate or certificates for such shares. Any holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman or Vice Chairman of the board or the President and Chief Executive Officer or a Vice President and by the Chief Financial Officer and Treasurer or the Corporate Secretary, certifying the number of shares and the class or series of shares owned by the stockholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

13.5 Lost Certificates. The board of directors may by resolution provide that in the event any certificate or certificates for shares of the capital stock of the corporation shall be alleged to

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                         - B- 16
have been lost or destroyed, no new certificate or certificates shall be issued in lieu thereof until an indemnity bond in such form and in such amount as shall be approved by the President and Chief Executive Officer or a Vice President of the corporation shall have been furnished. The board of directors may adopt such other provisions and restrictions with reference to lost certificates as it shall in its discretion deem appropriate.

13.6 Certification and Inspection of Bylaws. The corporation shall keep at its principal place of business the original or a copy of these bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.

13.7 Notices. Any reference in these bylaws to the time a notice is given or sent means, unless otherwise expressly provided, the time a written notice by mail is deposited in the United States mail, postage prepaid; or the time any other written notice is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient; or the time any oral notice is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

13.8 Reports to Stockholders. The board of directors shall cause an annual report to be sent to the stockholders not later than 120 days after the close of the fiscal year or within such shorter time period as may be required by applicable law, and such annual report shall contain such information and be accompanied by such other documents as may be required by applicable law.

SECTION 14.  Construction of Bylaws with Reference to Provisions of Law

14.1 Definitions. Unless defined otherwise in these bylaws or unless the context otherwise requires, terms used herein shall have the same meaning, if any, ascribed thereto in the Delaware General Corporation Law, as amended from time to time.

14.2 Bylaw Provisions Additional and Supplemental to Provisions of Law. All restrictions, limitations, requirements and other provisions of these bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

14.3 Bylaw Provisions Contrary to or Inconsistent with Provisions of Law. Any section, subsection, subdivision, sentence, clause or phrase of these bylaws which upon being construed in the manner provided in Section 14.2 hereof, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these bylaws, it being hereby declared that these bylaws would have been adopted and each section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

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

SECTION 15.  Adoption, Amendment or Repeal of Bylaws

15.1 By Stockholders. Bylaws may be adopted, amended or repealed by the affirmative vote of a majority of the votes entitled to be cast by the outstanding voting shares of the corporation.

15.2 By the Board of Directors. Subject to the right of stockholders to adopt, amend or repeal bylaws, any bylaw may be adopted, amended or repealed by the board of directors. A bylaw adopted by the stockholders may restrict or eliminate the power of the board of directors to adopt, amend or repeal any or all bylaws.

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                         - B- 18

CERTIFICATE OF CORPORATE SECRETARY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned does hereby certify that the undersigned is the Secretary of California Water Service Group, Inc., a corporation duly organized and existing under and by virtue of the laws of the State of Delaware; that the above and foregoing bylaws of said corporation were duly and regularly adopted as such by the board of directors of said corporation; and that the above and foregoing bylaws are now in full force and effect.

Dated:              , 1999
                                          --------------------------------------
                                          Paul G. Ekstrom, Corporate Secretary

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- CALIFORNIA WATER SERVICE GROUP

                                                                       EXHIBIT C

MERGER AGREEMENT

This Merger Agreement is entered into between CALIFORNIA WATER SERVICE GROUP, a California corporation (herein "Merging Corporation"), and CALIFORNIA WATER SERVICE GROUP, INC., a Delaware corporation (herein "Surviving Corporation").

1. Merging Corporation is the parent of, and owns all the outstanding shares of, Surviving Corporation.

2. Merging Corporation shall be merged into Surviving Corporation. The name of the Surviving Corporation shall be California Water Service Group, Inc. The certificate of incorporation and bylaws of California Water Service Group, Inc. shall be the certificate of incorporation and bylaws of the Surviving Corporation.

3. Each common share of Merging Corporation shall be converted into one common share of Surviving Corporation. Each share of Series C preferred shares of Merging Corporation shall be converted into one share of Series C preferred shares of Surviving Corporation.

4. The shares of Surviving Corporation outstanding before this merger becomes effective shall be canceled when the merger becomes effective.

5. Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

6. The effect of the merger and the effective date of the merger are as prescribed by law.

IN WITNESS WHEREOF the parties have executed this Merger Agreement.

                                          California Water Service Group,
                                          a California corporation

                                          By
                                            ------------------------------------
                                                       Its President

                                          By
                                            ------------------------------------
                                                       Its Secretary

                                          California Water Service Group, Inc.,
                                          a Delaware corporation

                                          By
                                            ------------------------------------
                                                       Its President

                                          By
                                            ------------------------------------
                                                       Its Secretary

                                                  CALIFORNIA WATER SERVICE GROUP
                                                                          - C- 1

                                           [California Water Service Group Map]

        CALIFORNIA WATER SERVICE GROUP
        CALIFORNIA WATER SERVICE COMPANY, CWS UTILITY SERVICES
        1720 NORTH FIRST STREET - SAN JOSE, CA 95112-4598 - (408) 367-8200

C-
- CALIFORNIA WATER SERVICE GROUP

                        CALIFORNIA WATER SERVICE GROUP
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS


PETER C. NELSON and PAUL G. EKSTROM, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, all the shares of Group Common and Preferred Stock of the undersigned at the Annual Meeting of Shareholders of California Water Service Group to be held at 1720 N. First Street, San Jose, California on Wednesday, April 21, 1999 at 10:00 A.M., or at any adjournment thereof.

PLEASE DATE, SIGN AND MAIL AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE.


(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)
  x   Please mark votes as in this example.

If not otherwise directed, this proxy will be voted FOR the election of directors, FOR the reincorporation as a Delaware corporation, and FOR ratification of the appointment of KPMG LLP, as independent auditors. The Board of Directors recommends voting in favor of these matters.

1.    ELECTION OF DIRECTORS

    NOMINEES: Robert W. Foy, Edward D. Harris, Jr., M.D., Robert K. Jaedicke,
              Richard P. Magnuson, Linda R. Meier, Peter C. Nelson, C. H. Stump, George A. Vera and J. W. Weinhardt.

___  FOR ALL NOMINEES     ___  WITHHELD FROM ALL NOMINEES

___  FOR ALL NOMINEES EXCEPT AS NOTED:


2.    PROPOSAL TO REINCORPORATE GROUP AS A DELAWARE CORPORATION


___  FOR   ___  AGAINST   ___  ABSTAIN


3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP, as the independent auditors of the Group.

___  FOR    ___  AGAINST   ___  ABSTAIN


4. IN THEIR DISCRETION, OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ___

NOTE: Please sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee, guardian or the like, please give your full title as such. If signing for a corporation, please give your title. In the case of shares standing in the name of two or more persons, California law permits the voting of such shares under a proxy signed by any one of such persons if none of the others is present in person or represented by proxy.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

Signature _____________________     Date _____________

Signature _____________________     Date _____________

        Vote by Telephone
        Follow these four easy steps:
        1.  Read the accompanying Proxy Statement/Prospectus and Proxy Card.
        2.  Call the toll-free number 1-877 PRX-VOTE (1-877-779-8683)
        3. Enter your 14-digit Control Number located on your Proxy Card above your name.
        4.  Follow the recorded instructions.

        Vote by Internet
        Follow these four easy steps:
        1.  Read the accompanying Proxy Statement/Prospectus and Proxy Card.
        2.  Go the the Website http:/www.eproxyvote.comm/__
        3. Enter your 14-digit Control Number located on your Proxy Card above your name.
        4.  Follow the instructions provided.